FIDELITY(REGISTERED TRADEMARK)
TAX MANAGED STOCK
FUND

ANNUAL REPORT
OCTOBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  23  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS (INCLUDING AFTER-TAX RETURNS)

PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

Pre-Tax Total Returns               22.00%
FIDELITY TAX MANAGED STOCK

 FIDELITY TAX MANAGED STOCK         20.78%
(INCL. 1.00% TRADING FEE)

After-Tax Total Returns             22.00%
FIDELITY TAX MANAGED STOCK
(PRE-LIQUIDATION)

 FIDELITY TAX MANAGED STOCK         12.55%
(POST-LIQUIDATION AND INCL.
1.00% TRADING FEE)

S&P 500 (registered trademark)      24.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 2, 1998. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050.
Because the fund did not pay any taxable dividends or capital gain distributions during the period, your total return after taxes would have been the same as the 22.00% total return shown above if you had continued to hold your shares at the end of the period. If you had sold your shares at the end of the period, and the current 1.00% trading fee was paid, you would have realized a short-term capital gain and your after-tax return after paying federal income tax (in the 39.6% tax bracket) from the proceeds of such sale would have been 12.55%.
You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of trading fees and taxes.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND

             Tax Managed Stock Fund      S&P 500
             00343                       SP001
  1998/11/02      10000.00                    10000.00
  1998/11/30      10480.00                    10481.75
  1998/12/31      11130.00                    11085.71
  1999/01/31      11510.00                    11549.32
  1999/02/28      11090.00                    11190.36
  1999/03/31      11490.00                    11638.09
  1999/04/30      11830.00                    12088.83
  1999/05/31      11510.00                    11803.42
  1999/06/30      12140.00                    12458.51
  1999/07/31      11810.00                    12069.55
  1999/08/31      11840.00                    12009.81
  1999/09/30      11420.00                    11680.62
  1999/10/29      12200.00                    12419.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111621 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Tax Managed Stock Fund on November 2, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $12,200 - a 22.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,420 - a 24.20% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite some bumps in the road
along the way, the U.S. equity
market produced another period
of solid returns. For the 12 months
ending October 31, 1999, the Dow
Jones Industrial Average returned
26.84%. The Standard & Poor's
500 Index - a measure of
large-cap performance - returned
25.67% during the 12-month
period, while the Russell 2000
Index - a barometer of small-cap
stocks - mustered a return of
14.87%. Several factors played
roles in determining the market's
path, including Federal Reserve
Board monetary policy, shifting
investor sentiment and volatility in
certain pockets of the market. Early
in the period, the Fed tried to
stabilize the impact of shaky global
markets on the U.S. by lowering
interest rates. Investors applauded
the gesture as the Dow hit the
10,000 level for the first time in
late March. Late in the second
quarter, however, concerns over
an overheating U.S. economy and
global market recoveries triggered
inflation fears and washed away
some of the market's gains. In
June and again in August, the Fed
raised rates and the market sold
off throughout the third quarter as
investors anticipated additional
increases. The technology sector
had its shares of ups and downs
during the period. In the end,
though, tech stocks were the clear
market leaders as the NASDAQ
Index reeled off a healthy 67.98%
return.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity Tax Managed Stock Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. Since the fund's inception on November 2, 1998, through October 31, 1999, the fund posted a total return of 22.00%. In comparison, the Standard & Poor's 500 Index returned 24.20% during the same period.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE S&P 500 INDEX
DURING THE PERIOD?

A. While the fund's holdings in strong performers such as Microsoft, Cisco, Intel and Nokia boosted total return, these results were partially offset by an overweighted position in Compuware, a worldwide provider of software products and professional services, which dropped significantly early in the year. Other detractors were the fund's slightly underweighted position in top-performing IBM shares relative to the index, and our lack of exposure to Sun Microsystems, which provided a strong contribution to the index. In addition, the fund was slightly underweighted in cyclical stocks, which rallied early in the year, and had relatively high exposure to financial stocks, which didn't recover until late in the period.

Q. WHAT WERE THE BRIGHT SPOTS FOR THE FUND?

A. The fund's success at managing the impact of federal income taxes was due in part to the strategic management of realized capital gains and losses. Aside from the fund's successful avoidance of capital gains distributions during the period, the technology stocks I mentioned earlier, such as Microsoft, Cisco, Intel and Nokia, provided a significant contribution to fund performance. Other notable contributors included McLeodUSA and Elf Aquitaine. Investors bid up the shares of McLeodUSA as they viewed this integrated telecommunications company as well positioned to benefit from the potential deregulation of the local telephone service market. Shares of Elf Aquitaine rallied dramatically after Total Fina S.A., a leading oil and gas company, announced its proposed merger with Elf Aquitaine. In general, the fund's holdings in energy stocks performed well as the price of oil nearly doubled during the period.

Q. WHY DID THE FUND REMAIN UNDERWEIGHTED IN TECHNOLOGY STOCKS?

A. The fund's slightly underweighted position in technology and Internet stocks was consistent with our fundamental research and opinion that several of the big-cap technology stocks were too expensive relative to their expected future earnings growth. In some instances, they also pose potentially higher investment risks due to Y2K concerns.

Q. YOU MENTIONED COMPUWARE AS A DETRACTOR FROM FUND PERFORMANCE. WHAT HAPPENED AT THIS COMPANY? DID ANY OTHER HOLDINGS HURT THE FUND'S
RETURN?

A. Despite positive business fundamentals, investors cut Compuware's stock value in half early in the year due to concerns about its acquisition of Viasoft. Other detractors included Philip Morris and Bank of America. In the wake of ongoing litigation woes, shares of Philip Morris declined from a high of approximately $52 a share to $26 at the end of the period. Although Bank of America bounced back strongly from its lows, it was not quite enough to overcome earlier weakness. In general, bank stocks suffered as the Fed raised interest rates twice during the period. Typically, when interest rates rise, so do concerns over credit and loan volumes, two big drivers behind banks' earnings growth.

Q. WHAT'S YOUR OUTLOOK, TIM?

A. Rising interest rates and concerns about inflation usually pose dangers for equities, and the current cycle doesn't seem to be an exception. While investor enthusiasm and positive business fundamentals have been powerful forces driving the market higher, the short-term outlook remains cloudy until the Fed believes the pace of economic growth has cooled. Longer term, however, once the market gets past concerns about inflation, interest rates and Y2K, I think it can resume its upward path. As a result, I anticipate maintaining my primary investment focus toward value and growth stocks, while sustaining industry weightings consistent with the fund's benchmark. My goal is to remain fully invested, and to maintain a long-term outlook with respect to the holdings in the fund. These strategies, combined with a detailed assessment of federal income tax consequences, helps me choose stocks with the highest potential for long-term growth, while at the same time helping to manage the impact of federal income taxes on shareholder returns.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital by investing mainly
in equity securities and
attempting to reduce the
impact of federal taxes on
shareholder investment
returns

START DATE: November 2,
1998

FUND NUMBER: 343

TRADING SYMBOL: FTXMX

SIZE: as of October 31,
1999, more than $68 million

MANAGER: Tim Heffernan, since
inception; manager, Fidelity
Congress Street and
Exchange Funds, since
1997; manager, various
institutional funds for Fidelity
Management Trust
Company, 1992-1996;
joined Fidelity in 1984

TIM HEFFERNAN ON WHAT TYPE
OF STOCK CONSTITUTES A
LONG-TERM HOLDING FOR THE
FUND:

"One of my key objectives for the
Tax-Managed Stock Fund is to
maintain a long-term investment
approach and avoid short-term
trading buys. The fund's position in
finance stocks provides a good
example of the fund's long-term
approach. Many of the fund's
finance holdings, including
Citigroup, Chase Manhattan and
Bank of America, produced mixed
results during the period, but still
reside in the fund's top-20
holdings. These companies
possess many of the key long-term
attributes I look for in selecting
stocks for the fund, and I expect
them to perform well over a
three-to-five year period.

"My stock selection process is
particularly focused on companies
that show consistency in
generating solid earnings growth
over time, are industry leaders
and innovators, and whose
management teams exhibit a
strong track record of beating
their competition and increasing
market share. Companies that
exhibit these characteristics
typically provide superior
value-added over the long-term. I
think it is also important to point
out, however, that I try to avoid
abrupt industry sector rotation in
the fund. Simply jumping into a
hot-industry because it's
performing well at the time can
result in eye-catching returns in the
short-term, but too much trading
and asset rotation can affect the tax
efficiency of the fund."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.9                     3.6

Microsoft Corp.                 4.6                     3.6

Procter & Gamble Co.            2.9                     2.0

Cisco Systems, Inc.             2.8                     2.8

Citigroup, Inc.                 2.6                     1.8

Chase Manhattan Corp.           2.5                     2.3

Total Fina SA sponsored ADR     2.5                     2.8

Bristol-Myers Squibb Co.        2.1                     1.1

MCI WorldCom, Inc.              1.9                     2.4

Lucent Technologies, Inc.         1.9                     1.0

                                 28.7                    23.4

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      21.1                    18.2

FINANCE                         16.5                    17.2

UTILITIES                       11.7                    12.5

HEALTH                          11.0                    11.4

ENERGY                          8.2                     8.2



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF OCTOBER 31, 1999 *                                      AS OF APRIL 30, 1999**

Stocks                          98.9%                         Stocks                              99.7%

Short-term  investments and                                   Short-term  investments and
net other assets                 1.1%                         net other assets                     0.3%

* FOREIGN  INVESTMENTS           7.5%                         ** FOREIGN  INVESTMENTS              5.4%

Row: 1, Col: 1, Value: 98.90000000000001                      Row: 1, Col: 1, Value: 99.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.1                                    Row: 1, Col: 8, Value: 0.3





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 98.9%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.2%

AEROSPACE & DEFENSE - 1.9%

Alliant Techsystems, Inc. (a)     2,100                  $ 129,150

Cordant Technologies, Inc.        1,400                   43,663

Textron, Inc.                     10,400                  802,750

United Technologies Corp.         5,600                   338,800

                                                          1,314,363

DEFENSE ELECTRONICS - 0.1%

Litton Industries, Inc. (a)       1,400                   65,713

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            2,500                   138,594

TOTAL AEROSPACE & DEFENSE                                 1,518,670

BASIC INDUSTRIES - 2.2%

CHEMICALS & PLASTICS - 0.5%

IMC Global, Inc.                  6,000                   76,500

Minerals Technologies, Inc.       1,900                   81,938

Praxair, Inc.                     3,000                   140,250

Sealed Air Corp. (a)              1,100                   60,913

                                                          359,601

METALS & MINING - 1.0%

Alcoa, Inc.                       11,500                  698,625

PACKAGING & CONTAINERS - 0.3%

Corning, Inc.                     2,700                   212,288

PAPER & FOREST PRODUCTS - 0.4%

Kimberly-Clark Corp.              3,000                   189,375

Westvaco Corp.                    1,300                   38,594

                                                          227,969

TOTAL BASIC INDUSTRIES                                    1,498,483

CONSTRUCTION & REAL ESTATE -
0.8%

BUILDING MATERIALS - 0.8%

Fortune Brands, Inc.              14,700                  520,931

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

DURABLES - 0.5%

AUTOS, TIRES, & ACCESSORIES -
0.5%

Navistar International Corp.      3,600                  $ 150,075
(a)

TRW, Inc.                         4,500                   192,938

                                                          343,013

ENERGY - 8.2%

ENERGY SERVICES - 0.2%

Schlumberger Ltd.                 2,400                   145,350

OIL & GAS - 8.0%

Amerada Hess Corp.                6,100                   349,988

Anadarko Petroleum Corp.          4,600                   141,738

BP Amoco PLC sponsored ADR        2,530                   146,108

Chevron Corp.                     3,400                   310,463

Exxon Corp.                       15,500                  1,147,969

Mobil Corp.                       2,200                   212,300

Royal Dutch Petroleum Co. (NY     1,500                   89,906
Registry Gilder 1.25)

Sunoco, Inc.                      21,600                  521,100

The Coastal Corp.                 3,100                   130,588

Total Fina SA sponsored ADR       25,538                  1,703,065

USX-Marathon Group                10,000                  291,250

Vastar Resources, Inc.            7,700                   454,781

                                                          5,499,256

TOTAL ENERGY                                              5,644,606

FINANCE - 16.5%

BANKS - 5.2%

Bank of America Corp.             15,300                  984,938

Bank of New York Co., Inc.        3,400                   142,375

Chase Manhattan Corp.             20,000                  1,747,500

Fleet Boston Corp.                4,100                   178,863

U.S. Bancorp                      2,800                   103,775

Wells Fargo & Co.                 8,400                   402,150

                                                          3,559,601

CREDIT & OTHER FINANCE - 4.4%

American Express Co.              3,300                   508,200

Associates First Capital          2,200                   80,300
Corp. Class A

Citigroup, Inc.                   33,150                  1,794,244

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Household International, Inc.     1,600                  $ 71,400

Providian Financial Corp.         5,100                   555,900

                                                          3,010,044

FEDERAL SPONSORED CREDIT - 0.9%

Fannie Mae                        5,500                   389,125

Freddie Mac                       3,900                   210,844

                                                          599,969

INSURANCE - 4.9%

Ambac Financial Group, Inc.       7,600                   454,100

American International Group,     9,125                   939,305
Inc.

CIGNA Corp.                       10,200                  762,450

Hartford Financial Services       14,200                  735,738
Group, Inc.

MBIA, Inc.                        8,200                   467,913

                                                          3,359,506

SAVINGS & LOANS - 0.2%

Washington Mutual, Inc.           4,700                   168,906

SECURITIES INDUSTRY - 0.9%

Lehman Brothers Holdings,         1,700                   125,269
Inc.

Morgan Stanley Dean Witter &      3,900                   430,219
Co.

Schwab (Charles) Corp.            1,400                   54,513

                                                          610,001

TOTAL FINANCE                                             11,308,027

HEALTH - 11.0%

DRUGS & PHARMACEUTICALS - 7.2%

Amgen, Inc. (a)                   1,000                   79,750

Bausch & Lomb, Inc.               400                     21,600

Bristol-Myers Squibb Co.          19,100                  1,467,119

Eli Lilly & Co.                   16,000                  1,102,000

Merck & Co., Inc.                 11,800                  938,838

Pfizer, Inc.                      11,700                  462,150

Rhone-Poulenc SA sponsored        1,100                   61,050
ADR Class A

Schering-Plough Corp.             7,500                   371,250

Warner-Lambert Co.                5,200                   415,025

                                                          4,918,782

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 3.7%

Abbott Laboratories               4,000                  $ 161,500

Baxter International, Inc.        12,400                  804,450

Cardinal Health, Inc.             7,500                   323,438

Guidant Corp.                     2,400                   118,500

Johnson & Johnson                 9,100                   953,225

Medtronic, Inc.                   5,720                   198,055

                                                          2,559,168

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Trigon Healthcare, Inc. (a)       3,300                   93,638

TOTAL HEALTH                                              7,571,588

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.5%

ELECTRICAL EQUIPMENT - 5.9%

Emerson Electric Co.              3,800                   228,238

Ericsson (L.M.) Telefon AB        10,500                  448,875
sponsored ADR Class B

General Electric Co.              24,700                  3,348,375

                                                          4,025,488

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

Caterpillar, Inc.                 2,800                   154,700

Tyco International Ltd.           7,400                   295,538

                                                          450,238

TOTAL INDUSTRIAL MACHINERY &                              4,475,726
EQUIPMENT

MEDIA & LEISURE - 4.9%

BROADCASTING - 2.9%

AT&T Corp. (Liberty Media         7,488                   297,180
Group) Class A (a)

CBS Corp. (a)                     13,400                  654,088

MediaOne Group, Inc.              500                     35,531

Time Warner, Inc.                 14,500                  1,010,469

                                                          1,997,268

ENTERTAINMENT - 0.2%

Disney (Walt) Co.                 5,500                   145,063

PUBLISHING - 1.1%

McGraw-Hill Companies, Inc.       4,400                   262,350

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

Meredith Corp.                    6,800                  $ 242,675

Reader's Digest Association,      7,200                   232,200
Inc. Class A (non-vtg.)

                                                          737,225

RESTAURANTS - 0.7%

McDonald's Corp.                  7,800                   321,750

Outback Steakhouse, Inc. (a)      3,800                   87,400

Tricon Global Restaurants,        1,700                   68,319
Inc. (a)

                                                          477,469

TOTAL MEDIA & LEISURE                                     3,357,025

NONDURABLES - 6.3%

BEVERAGES - 0.8%

Anheuser-Busch Companies,         3,700                   265,706
Inc.

PepsiCo, Inc.                     8,800                   305,250

                                                          570,956

FOODS - 1.1%

Corn Products International,      5,900                   192,119
Inc.

H.J. Heinz Co.                    3,200                   152,800

Keebler Foods Co. (a)             3,400                   108,588

Nabisco Holdings Corp. Class A    8,200                   306,475

                                                          759,982

HOUSEHOLD PRODUCTS - 3.6%

Clorox Co.                        1,414                   57,886

Gillette Co.                      5,700                   206,269

Procter & Gamble Co.              18,900                  1,982,138

Unilever NV (NY shares)           3,132                   208,865

                                                          2,455,158

TOBACCO - 0.8%

Philip Morris Companies, Inc.     22,000                  554,125

TOTAL NONDURABLES                                         4,340,221

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

PRECIOUS METALS - 0.1%

Barrick Gold Corp.                2,100                  $ 38,598

Newmont Mining Corp.              2,500                   54,844

                                                          93,442

RETAIL & WHOLESALE - 4.2%

APPAREL STORES - 0.5%

Abercrombie & Fitch Co. Class     5,500                   149,875
A (a)

Gap, Inc.                         675                     25,059

Limited, Inc. (The)               1,700                   69,913

TJX Companies, Inc.               3,300                   89,513

Too, Inc. (a)                     242                     3,872

                                                          338,232

DRUG STORES - 0.2%

Walgreen Co.                      5,600                   141,050

GENERAL MERCHANDISE STORES -
2.1%

Costco Wholesale Corp. (a)        1,300                   104,406

Dayton Hudson Corp.               3,900                   252,038

Federated Department Stores,      1,900                   81,106
Inc. (a)

Wal-Mart Stores, Inc.             17,900                  1,014,706

                                                          1,452,256

GROCERY STORES - 0.8%

Kroger Co. (a)                    25,200                  524,475

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

Home Depot, Inc.                  5,200                   392,600

Lowe's Companies, Inc.            900                     49,500

                                                          442,100

TOTAL RETAIL & WHOLESALE                                  2,898,113

SERVICES - 0.7%

ADVERTISING - 0.3%

Interpublic Group of              3,800                   154,375
Companies, Inc.

LEASING & RENTAL - 0.4%

Ryder System, Inc.                13,600                  290,700

TOTAL SERVICES                                            445,075

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - 21.1%

COMMUNICATIONS EQUIPMENT - 6.1%

ADC Telecommunications, Inc.      2,200                  $ 104,913
(a)

Cisco Systems, Inc. (a)           26,000                  1,924,000

Lucent Technologies, Inc.         20,500                  1,317,125

Nokia AB sponsored ADR            5,200                   600,925

Nortel Networks Corp.             4,200                   258,415

                                                          4,205,378

COMPUTER SERVICES & SOFTWARE
- 7.2%

America Online, Inc. (a)          3,000                   389,063

At Home Corp. Series A (a)        4,000                   149,500

Citrix Systems, Inc. (a)          2,200                   141,075

Computer Associates               2,700                   152,550
International, Inc.

Compuware Corp. (a)               1,700                   47,281

DST Systems, Inc. (a)             5,300                   337,544

Electronics for Imaging, Inc.     2,600                   104,813
(a)

First Data Corp.                  2,600                   118,788

Microsoft Corp. (a)               34,400                  3,184,150

Oracle Corp. (a)                  6,750                   321,047

                                                          4,945,811

COMPUTERS & OFFICE EQUIPMENT
- 3.4%

Dell Computer Corp. (a)           10,000                  401,250

EMC Corp. (a)                     4,800                   350,400

Gateway, Inc. (a)                 3,400                   224,613

Hewlett-Packard Co.               8,100                   599,906

International Business            5,800                   570,575
Machines Corp.

Pitney Bowes, Inc.                1,500                   68,344

SCI Systems, Inc. (a)             2,800                   138,250

                                                          2,353,338

ELECTRONIC INSTRUMENTS - 0.5%

Applied Materials, Inc. (a)       1,400                   125,738

KLA-Tencor Corp. (a)              1,000                   79,188

PE Corp. (Biosystems Group)       1,600                   103,800

                                                          308,726

ELECTRONICS - 3.9%

Intel Corp.                       16,200                  1,254,488

Linear Technology Corp.           1,300                   90,919

Micron Technology, Inc. (a)       1,700                   121,231

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Motorola, Inc.                    6,700                  $ 652,831

Texas Instruments, Inc.           6,200                   556,450

                                                          2,675,919

TOTAL TECHNOLOGY                                          14,489,172

TRANSPORTATION - 2.0%

AIR TRANSPORTATION - 0.2%

Atlantic Coast Airlines           1,600                   37,200
Holdings (a)

SkyWest, Inc.                     3,300                   81,881

                                                          119,081

RAILROADS - 1.3%

Burlington Northern Santa Fe      23,400                  745,875
Corp.

CSX Corp.                         1,200                   49,200

Union Pacific Corp.               1,800                   100,350

                                                          895,425

TRUCKING & FREIGHT - 0.5%

Air Express International         3,100                   82,538
Corp.

CNF Transportation, Inc.          4,400                   145,475

USFreightways Corp.               3,500                   158,594

                                                          386,607

TOTAL TRANSPORTATION                                      1,401,113

UTILITIES - 11.7%

CELLULAR - 3.5%

ALLTEL Corp.                      9,900                   824,175

Mannesmann AG Sponsored ADR       3,200                   505,600

QUALCOMM, Inc. (a)                500                     111,375

Vodafone AirTouch PLC             20,250                  970,734
sponsored ADR

                                                          2,411,884

ELECTRIC UTILITY - 1.2%

AES Corp. (a)                     2,100                   118,519

Entergy Corp.                     7,100                   212,556

PG&E Corp.                        21,200                  486,275

                                                          817,350

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 7.0%

AT&T Corp.                        23,715                 $ 1,108,676

Bell Atlantic Corp.               4,900                   318,194

BellSouth Corp.                   5,400                   243,000

COMSAT Corp. Series 1             2,900                   54,194

MCI WorldCom, Inc. (a)            15,400                  1,321,513

McLeodUSA, Inc. Class A (a)       11,600                  517,650

Metromedia Fiber Network,         2,400                   79,350
Inc. Class A (a)

SBC Communications, Inc.          14,706                  749,087

Sprint Corp. (FON Group)          5,100                   378,994

                                                          4,770,658

TOTAL UTILITIES                                           7,999,892

TOTAL COMMON STOCKS                                       67,905,097
(Cost $59,893,627)

CASH EQUIVALENTS - 0.5%



Taxable Central Cash Fund,        314,452                 314,452
5.21% (b) (Cost $314,452)

TOTAL INVESTMENT PORTFOLIO -                              68,219,549
99.4%
(Cost $60,208,079)

NET OTHER ASSETS - 0.6%                                   401,053

NET ASSETS - 100%                                       $ 68,620,602

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $60,238,303. Net unrealized appreciation aggregated $7,981,246, of which $10,465,628 related to appreciated investment securities and $2,484,382 related to depreciated investment securities.

At October 31, 1999, the fund had a capital loss carryforward of approximately $2,210,911 all of which will expire on October 31, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 68,219,549
value (cost $60,208,079) -
See accompanying schedule

Receivable for investments                 92,807
sold

Receivable for fund shares                 367,817
sold

Dividends receivable                       53,897

Interest receivable                        1,205

 TOTAL ASSETS                              68,735,275

LIABILITIES

Payable to custodian bank       $ 25,583

Payable for fund shares          10,670
redeemed

Accrued management fee           30,907

Other payables and accrued       47,513
expenses

 TOTAL LIABILITIES                         114,673

NET ASSETS                                $ 68,620,602

Net Assets consist of:

Paid in capital                           $ 62,787,184

Undistributed net investment               63,084
income

Accumulated undistributed net              (2,241,136)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                8,011,470
(depreciation) on investments

NET ASSETS, for 5,623,772                 $ 68,620,602
shares outstanding

NET ASSET VALUE, offering                  $12.20
price and redemption price
per share ($68,620,602
(divided by) 5,623,772
shares)  A

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE REDEMPTION FEE.

STATEMENT OF OPERATIONS

                                        NOVEMBER 2, 1998
                            (COMMENCEMENT OF OPERATIONS)
                                     TO OCTOBER 31, 1999

INVESTMENT INCOME                              $ 533,421
Dividends

Interest                                        32,078

 TOTAL INCOME                                   565,499

EXPENSES

Management fee                   $ 263,510

Transfer agent fees               66,080

Accounting fees and expenses      60,100

Non-interested trustees'          116
compensation

Custodian fees and expenses       6,840

Registration fees                 82,158

Audit                             22,104

Legal                             5,067

Miscellaneous                     417

 Total expenses before            506,392
reductions

 Expense reductions               (3,924)       502,468

NET INVESTMENT INCOME                           63,031

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,241,136)

 Foreign currency transactions    53            (2,241,083)

Change in net unrealized                        8,011,470
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 5,770,387

NET INCREASE (DECREASE) IN                     $ 5,833,418
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                NOVEMBER 2, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 63,031
income

 Net realized gain (loss)        (2,241,083)

 Change in net unrealized        8,011,470
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      5,833,418
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions Net           66,012,558
proceeds from sales of shares

 Cost of shares redeemed         (3,257,220)

 NET INCREASE (DECREASE) IN      62,755,338
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                  31,846

  TOTAL INCREASE (DECREASE)      68,620,602
IN NET ASSETS

NET ASSETS

 Beginning of period             -

 End of period (including       $ 68,620,602
undistributed net investment
income of $63,084)

OTHER INFORMATION
Shares

 Sold                            5,907,770

 Redeemed                        (283,998)

 Net increase (decrease)         5,623,772

FINANCIAL HIGHLIGHTS

YEAR ENDED OCTOBER 31,           1999  E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income  D          .02

Net realized and unrealized       2.17
gain (loss)

Total from investment             2.19
operations

Redemption fees added to paid     .01
in capital

Net asset value, end of period   $ 12.20

TOTAL RETURN B, C                 22.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 68,621
(000 omitted)

Ratio of expenses to average      1.11%  A
net assets

Ratio of expenses to average      1.10%  A, F
net assets after expense
reductions

Ratio of net investment           .14%  A
income to average net assets

Portfolio turnover rate           32%  A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Tax Managed Stock Fund (the fund) is a fund of Fidelity Beacon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax
Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period.

TRADING (REDEMPTION) FEES. Shares held in the fund less than 2 years are subject to a trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $76,334,725 and $14,199,963, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .14% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $5,459 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,323 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $1,601 under this arrangement

6. BENEFICIAL INTEREST.

At the end of the period,FMR and its affiliates were record owners of approximately 7% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Beacon Street Trust and the Shareholders of Fidelity Tax Managed Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Tax Managed Stock Fund (a fund of Fidelity Beacon Street Trust) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Tax Managed Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/S/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 1999

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Tim Heffernan, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

TMG-ANN-1299  88335
1.730726.100

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund(registered trademark)
Contrafund(registered trademark)  II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund(registered trademark)
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
Tax Managed Stock Fund
TechnoQuant(registered trademark) Growth Fund
Trend Fund
Value Fund

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDLEITY_LOGOS)(registered trademark)

Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com